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	SECURITIES AND EXCHANGE COMMISSION
	   WASHINGTON, D.C.   20549


		  FORM 8-K



		CURRENT REPORT
	PURSUANT TO SECTION 13 OR 15(d) OF
	THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
	    February 13, 2006




		Versar Inc.
(Exact Name of Registrant as Specified in its Charter)



		Delaware
	(State or Other Jurisdiction)
		1-9309
	(Commission File Number)
		54-0852979
     (IRS Employer Identification No.)

   6850 Versar Center, Springfield, Virginia 22151
    (Address of Principal Executive Offices)



            (703) 750-3000
(Registrant's Telephone Number, Including Area Code)



          Not Applicable
(Former Name or Former Address, if Changed Since Last Report)



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Item 2.02.	Results of Operations and Financial Condition

		In accordance with SEC Release No. 33-8255, the following information is furnished.

		On February 13, 2006, Versar, Inc. announced via press release the Company's results for its second quarter ended December 30, 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.






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			SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





			VERSAR, INC.





Date: February 13, 2006




				By    /S/
	                     ______________________________________
                           Lawrence W. Sinnott
                           Executive Vice President,
                           Chief Operating Officer,
                           Chief Financial Offcier and Treasurer
                           (Principal Financial Officer)












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